JOHN HANCOCK V.A. DISCOVERY FUND

                    Supplement to the following Prospectuses:

           John Hancock Variable Annuity Account JF dated May 1, 1997
                John Hancock Declaration Trust dated May 1, 1997
            John Hancock Variable Annuity Account H dated May 1, 1997



John Hancock V.A. Discovery Fund's name and certain investment policies will be changing effective January 2, 1998.

The Fund's new name will be John Hancock V.A. Growth Fund and its investment objective and policies will be revised as follows:

      John Hancock V.A. Growth Fund's investment objective is to seek long-term capital appreciation. The Fund invests principally in common stocks (and in securities convertible into or with rights to purchase common stocks) of companies which the Fund's management believes offer outstanding growth potential over both the intermediate and long term.

      The Adviser will pursue the strategy of investing in common stocks of those companies whose five-year average operating earnings and revenue growth are at least two times that of the economy, as measured by the Gross Domestic Product. Companies selected will generally have positive operating earnings growth for five consecutive years, although companies without a five-year record of positive earnings growth may also be selected if, in the opinion of the Adviser, they have significant growth potential.

      When management believes that current market or economic conditions warrant, the Fund temporarily may retain cash or invest in preferred stock, nonconvertible bonds or other fixed-income securities. Fixed income securities in the Fund's portfolio will generally be rated at least BBB, although the Fund can invest up to 5% of net assets in junk bonds rated from "BB/Ba" to "C". For liquidity and flexibility, the Fund may invest up to 35% of net assets in cash or investment-grade short-term securities. In abnormal market conditions, it may invest more than 35% in these securities as a defensive tactic. The Fund may make short sales of securities for hedging and speculative purposes.





September 10, 1997

VA00S2 9/97